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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report, dated January 26, 2000, relating to the consolidated financial statements and financial statement schedule of IRIDEX Corporation, which appears in IRIDEX Corporation's Annual Report on Form 10-K for the year ended January 2, 2000.

/s/ PricewaterhouseCoopers LLP
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San Jose, California
September 13, 2000



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